  EXHIBIT 3(i)(b)

BRITISH COLUMBIA

Number: BC1126531

CERTIFICATE
OF
INCORPORATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that CANNABEC MEDICAL CORP. was incorporated under the Business Corporations Act on July 13, 2017 at 12:01 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On July 13, 2017

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE

BRITISH
COLUMBIA

Number: BC1126531

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that CANNABEC MEDICAL CORP. changed its name to EXCELLENCE HEALTH GROUP INC. on July 13, 2018 at 12:51 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On July 13, 2018

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE

Number: BC1126531

BRITISH
COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that EXCELLENCE HEALTH GROUP INC. changed its name to INSTADOSE PHARMA CORP. on February 5, 2019 at 02:16 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On February 5, 2019

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE

BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: August 26, 2021 11:25 AM Pacific Time

Incorporation Number: **BC1126531**

Recognition Date and Time: Incorporated on July 13, 2017 12:01 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

INSTADOSE PHARMA CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
6TH FLOOR, 905 WEST PENDER STREET
VANCOUVER BC V6C 1L6
CANADA

Delivery Address:
6TH FLOOR, 905 WEST PENDER STREET
VANCOUVER BC V6C 1L6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
6TH FLOOR, 905 WEST PENDER STREET
VANCOUVER BC V6C 1L6
CANADA

Delivery Address:
6TH FLOOR, 905 WEST PENDER STREET
VANCOUVER BC V6C 1L6
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Wirth, Peter

Mailing Address:
P.O. BOX N-7776
NASSAU -
BAHAMAS

Delivery Address:
4, CANAL BEACH DR.
OLD FORT BAY
NASSAU -
BAHAMAS

Last Name, First Name, Middle Name:
Barnes, Ann

Mailing Address:
133 OSLER BLUFFS ROAD
COLLINGWOOD ON L9Y 0W4
CANADA

Delivery Address:
133 OSLER BLUFFS ROAD
COLLINGWOOD ON L9Y 0W4
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached